Registration No. 333-273247

Filed Pursuant to Rule 497(d)

SUPPLEMENT DATED OCTOBER 5, 2023 TO THE PROXY STATEMENT/PROSPECTUS DATED AUGUST 16, 2023

60 South Street, Boston, MA 02111

TRILLIUM ESG GLOBAL EQUITY FUND

WE NEED YOUR HELP

October 5, 2023

Dear Valued Shareholder,

We need your help. Today, the Special Meeting of Shareholders of the Trillium ESG Global Equity Fund (the “Fund”) relating to the proposed reorganization of the Fund into a newly created corresponding fund of the JOHCM Funds Trust (the “Reorganization”) was adjourned to October 19th to give shareholders who have not cast their proxy vote more time to do so. Our records indicate that we still do not have your voting instructions. You are an important shareholder, and your proxy vote is critical. Please take a minute to cast your vote today.

As the Fund’s adviser, we believe the Reorganization would be in the best interests of Fund shareholders. Importantly, following the Reorganization, Trillium will continue to be responsible for the day-to-day management of your Fund, the existing portfolio managers and the investment objective of the Fund will remain the same, and the investment policies and investment risks will remain substantially similar. The Reorganization will not result in any increase in the advisory fees paid by shareholders. In fact, shareholders can expect to experience a lower expense ratio from economies of scale achieved through the Reorganization. The Board of Trustees of the Fund recommends that you vote “FOR” the Reorganization.

Thank you in advance for your help with this matter.

Sincerely,

Matthew W. Patsky

Chief Executive Officer, Trillium Asset Management

How do I vote? There are four convenient methods for casting your important proxy vote:

1. Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-866-751-6311. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
2. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).
3. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.
4. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

For more information, please refer to the Proxy Statement/Prospectus, which can be found at https://vote.proxyonline.com/pmp/docs/trillium2023.pdf. If you have any proxy related questions or would like to cast your proxy vote by phone, please call 1-(866) 751-6311 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOBO/Reg